Exhibit 10.33

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 11, 2019, is entered into by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Ultimate Parent”), Funko Holdings LLC, a Delaware limited liability company (“Parent” or “Funko Holdings”), Funko, LLC, a Washington limited liability company (“Funko”), Loungefly, LLC, a California limited liability company (“Loungefly,” together with the Ultimate Parent, the Parent, Funko and each other Person that executes a Joinder Agreement and becomes a “Borrower” under the Credit Agreement (as defined below), each a “Borrower” and collectively, the “Borrowers”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (collectively, the “Lenders” and each individually a “Lender”), PNC Bank, National Association (“PNC”), as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the ”Collateral Agent”), PNC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the ”Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), and PNC, as L/C Issuer (in such capacity, together with its successors and permitted assigns in such capacity, the “L/C Issuer”).  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.The Agent, L/C Issuer, Lenders and Borrowers, among others, have previously entered into that certain Credit Agreement dated as of October 22, 2018 (as amended hereby and as it may hereafter be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

B.The Borrowers have requested that one or more Lenders increase their Revolving Credit Commitment, and certain Lenders have agreed to such requests on the terms and conditions set forth herein and Borrowers, Agent, L/C Issuer and certain Lenders desire to set forth their agreements in writing.

TERMS AND CONDITIONS

NOW, THEREFORE, with the foregoing background incorporated by reference and made a part hereof and intending to be legally bound, and in exchange for good and sufficient consideration, the sufficiency and receipt of which is acknowledged by each party hereto, the parties agree as follows:

1.Amendments to Credit Agreement.  Effective upon the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement shall be amended (without creating any novation of the Credit Agreement or the Obligations) as follows:

(i)the reference to “$50,000,000” in the Recitals of the Credit

Agreement is hereby deleted and replaced with “$75,000,000”; and

(ii) the definition of “Maximum Revolving Loan Amount” is hereby deleted in its entirety and replaced with the following:

““Maximum Revolving Loan Amount” means $75,000,000.”

(a)Schedule 1.1(B) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

2.Effectiveness Conditions.  This Amendment shall become effective on the first date that all of the following conditions have been fully satisfied (such date, the “First Amendment Effective Date”):

(i)Agent shall have received a fully executed copy of this Amendment.

(ii)No Default or Event of Default shall have occurred and be continuing or result after giving effect to this Amendment.

(iii)The representations and warranties made by each Borrower in the Credit Agreement and in the other Loan Documents are true and complete in all material respects with the same force and effect as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).

(iv)Agent shall have received a certificate dated as of the date hereof of an Authorized Officer of each Borrower certifying as to the matters set forth in in clause (ii) and (iii) above.

(v)Agent shall have received an opinion of Latham & Watkins LLP, counsel to the Borrowers, as to such customary matters as the Agents may reasonably request.

(vi)Agent shall have received an opinion of Garvey Schubert Barer, P.C., special Washington counsel to Funko, as to such customary matters as the Agents may reasonably request.

(vii)Agent shall have received, upon any Lender’s request, revolving credit Note(s), dated the date hereof, payable to such Lender in a face amount equal to the Revolving Credit Commitment of such Lender as provided on Exhibit A to this Amendment.

(viii)Agent shall have received from Borrowers:

(1)certifications of their corporate secretaries or an Authorized Officer with attached resolutions certifying that this Amendment has been approved by such Borrowers;

(2)a certificate of an Authorized Officer of each Borrower, certifying the names and true signatures of the representatives of such Borrower authorized to sign this Amendment and the other documents to be executed and delivered by such Borrower in connection herewith and therewith, together with evidence of the incumbency of such authorized officers/directors/representatives;

(3)a certificate of the appropriate official(s) of the jurisdiction of organization of each Borrower certifying as of a recent date not more than 30 days prior to the First Amendment Effective Date as to the subsistence in good standing of such Borrower in such jurisdictions; and

(4)a copy of the Governing Documents of each Borrower, together with all amendments thereto, or a certification that there has been no change in the Governing Documents from those delivered on the Closing Date, in either case, certified as of the Amendment Effective Date by an Authorized Officer of such Borrower.

(ix)Payment by Borrower in accordance with Section 12.04 of the Credit Agreement of all reasonable, documented and out-of-pocket fees, costs and expenses incurred by Agent on or prior to the date hereof, to the extent invoiced at least two (2) Business Days prior to the date hereof.

3.Reaffirmation.  Each Borrower expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the First Amendment Effective Date, that its guarantee of the Guaranteed Obligations under the Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to each Security Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of such Borrower under the Loan Documents (including the Credit Agreement as amended by this Amendment) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to such Borrower.  Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto:  (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Security Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

4.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5.CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE, ETC.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.01 OF THE CREDIT AGREEMENT, SUCH

SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OBLIGOR IN ANY OTHER JURISDICTION.  EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS.

EACH BORROWER, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

6.Confidentiality.  Section 12.21 (Confidentiality) of the Credit Agreement is incorporated herein, mutatis mutandis, in connection with this Amendment and the transactions contemplated hereby.

7.Counterparts; Telecopy Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopy or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[signature pages follow]

Each of the parties has signed this Amendment as of the day and year first above written.

BORROWERS:

FUNKO ACQUISITION HOLDINGS, L.L.C.

By:	/s/ Russell Nickel Name: Russell Nickel Title: Chief Financial Officer and Secretary

FUNKO HOLDINGS LLC

By:	/s/ Russell Nickel Name: Russell Nickel Title: Chief Financial Officer and Secretary

FUNKO, LLC

By:	/s/ Russell Nickel Name: Russell Nickel Title: Chief Financial Officer and Secretary

LOUNGEFLY, LLC

By:	/s/ Russell Nickel Name: Russell Nickel Title: Chief Financial Officer and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

US-DOCS\105711361.3

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,

as Collateral Agent

By:	/s/ Robert Orzechowski Name: Robert Orzechowski Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By:	/s/ Robert Orzechowski Name: Robert Orzechowski Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Robert Orzechowski Name: Robert Orzechowski Title: Vice President

JPMORGAN CHASE BANK, N.A.,

as a Lender

By:	/s/ Michael Sachwitz Name: Michael Sachwitz Title: Authorized Officer

BANK OF THE WEST,

as a Lender

By:	/s/ Leni Preciado Name: Leni Preciado Title: Director, Market Manager

HSBC Bank USA, National Association,

as a Lender

By:	/s/ Mire K. Levy Name: Mire K. Levy Title: Vice President

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Joseph M. Murry Name: Joseph M. Murry Title: Senior Vice President

BANK OF AMERICA, N.A.,

as a Lender

By:	/s/ Mark Guthrie Name: Mark Guthrie Title: Senior Vice President

MUFG UNION BANK, N.A.,

as a Lender

By:	/s/ Matthew Norman Name: Matthew Norman Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Ken Case Name: Ken Case Title: Vice President

GOLDMAN SACHS BANK USA,

as a Lender

By:	/s/ Annie Carr Name: Annie Carr Title: Authorized Signatory

CIT BANK, N.A.,

as a Lender

By:	/s/ Joseph Longobardi Name: Joseph Longobardi Title: Authorized Signatory

COLUMBIA BANK,

as a Lender

By:	/s/ Kit Gerwels Name: Kit Gerwels Title: SVP

EXHIBIT A:

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: PNC Bank, National Association Address:500 First Avenue, 4th Fl., Pittsburgh, PA 15219 Attention: Jessica Miller Telephone: (412) 768- 2307 Telecopy: (412) 762-8672	$11,842,105.27	$37,105,263.15	$48,947,368.42	Revolving Credit Loans: 15.789473693% Term Loans: 15.789473680%
Name: JPMorgan Chase Bank, N.A. Address: 1301 2nd Avenue, Floor 24, Seattle, WA 98101 Attention: Mike Sachwitz Telephone: (206) 500-1353 E-mail: michael.j.sachwitz@chase.com	$10,526,315.80	$32,982,456.13	$43,508,771.93	Revolving Credit Loans: 14.035087733% Term Loans: 14.035087715%
Name: Bank of the West Address: 701 Pike Street, Suite 2250, Seattle, WA 98101 Attention: Leni Preciado Telephone: (206) 223-1294 E-mail: Leni.Preciado@bankofthewest.com	$7,894,736.84	$24,736,842.11	$32,631,578.95	Revolving Credit Loans: 10.526315786% Term Loans: 10.526315791%
Name: HSBC Bank USA, N.A. Address: 452 Fifth Avenue, 5th Floor, New York, NY 10018 Attention: Mire Levy Telephone: (206) 233-8793 Telecopy: (206) 233-0808 E-mail: mire.l.levy@us.hsbc.com	$7,894,736.84	$24,736,842.11	$32,631,578.95	Revolving Credit Loans: 10.526315786% Term Loans: 10.526315792%

Name: KeyBank National Association Address: 4910 Tiedeman Road, Brooklyn, OH 44144 Attention: Chelsey R. Locascio Telephone: (206) 343-6911 E-mail: Chelsey_r_locascio@keybank.com	$7,894,736.84	$24,736,842.11	$32,631,578.95	Revolving Credit Loans: 10.526315786% Term Loans: 10.526315791%
Name: Bank of America, N.A. Address: 214 North Tryon Street, Charlotte, NC 28255 Attention: Mark Guthrie Telephone: (980) 387-4947 E-mail: Mark.guthrie@bankofamerica.com	$5,921,052.63	$18,552,631.58	$24,473,684.21	Revolving Credit Loans: 7.89473684% Term Loans: 7.894736843%
Name: MUFG Union Bank, N.A. Address: 1201 3rd Avenue, Suite 900, Seattle, WA 98101 Attention: Matthew M Norman Telephone: (206) 587-4787 E-mail: matthew.norman@unionbank.com	$5,921,052.63	$18,552,631.58	$24,473,684.21	Revolving Credit Loans: 7.89473684% Term Loans: 7.894736843%
Name: U.S. Bank National Association Address: 10800 NE 8th St. STE 1000, Bellevue, WA 98004 Attention: Ken Case Telephone: (425) 637-2480 Telecopy: (425) 637-2561 E-mail: ken.case@usbank.com	$5,921,052.63	$18,552,631.58	$24,473,684.21	Revolving Credit Loans: 7.89473684% Term Loans: 7.894736843%
Name: Goldman Sachs Bank USA Address: 200 West Street, New York, NY 10282 Attn: Thierry C. Le Jouan Telephone: (212) 934-3921 Telecopy: (917) 977-3966	$4,605,263.16	$14,429,824.56	$19,035,087.72	Revolving Credit Loans: 6.14035088% Term Loans: 6.140350877%

Name: CIT Bank, N.A. Address: 11 W 42nd Street, New York, NY 10036 Attention: Joseph Longobardi Telephone: (212) 771-9309 E-mail: Joseph.Longobardi@cit.com	$3,947,368.42	$12,368,421.05	$16,315,789.47	Revolving Credit Loans: 5.263157893% Term Loans: 5.263157894%
Name: Columbia Bank Address: 719 2nd Avenue, Suite 500, Seattle, WA 98104 Attention: Christopher Gerwels Telephone: (206) 223- 4552 Telecopy: (206) 223-4540 E-mail: cgerwels@columbiabank.com	$2,631,578.94	$8,245,614.04	$10,877,192.98	Revolving Credit Loans: 3.50877192% Term Loans: 3.508771932%
Total	$75,000,000	$235,000,000	$310,000,000	100%

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